UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

(855) 976-6951

(Registrant’s telephone number, including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In connection with meetings with institutional investors, XPO, Inc. (the “Company” or “XPO”) is furnishing hereto as Exhibit 99.1 additional unaudited condensed consolidated and adjusted financial data to assist investors in assessing XPO's historical performance on a basis that (i) excludes the spin-off of XPO's tech-enabled brokered transportation platform, the sale of XPO's North American intermodal operation, and the spin-off of XPO's logistics segment, (ii) reflects incremental corporate allocations of approximately $20 million per quarter from Corporate to the North American Less-Than-Truckload (“North American LTL”) segment, (iii) reflects changes in expense captions within operating income in the Consolidated Statements of Income (Loss) to reflect the nature of the expense (the natural expense classification is designed to increase transparency and improve comparability and has no impact on Consolidated Revenues, Total Operating Expense, and Operating Income), and (iv) conforms the North American LTL Summary Financial Table, the European Transportation Summary Financial Table and the Corporate Summary Financial Table to the Consolidated Statements of Income (Loss). Additionally, certain non-GAAP metrics for the Company’s North American LTL segment have been updated.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	XPO Post-Spin Financial Data Presentation dated April 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2023	XPO, INC.

	By:	/s/ Carl D. Anderson II
Carl D. Anderson II
Chief Financial Officer